Exhibit 99.01
Intuit Inc.
2700 Coast Avenue
Mountain View, CA 94043
October 12, 2009
Relational Investors LLC
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
Gentlemen:
     This letter constitutes the agreement (the “Agreement”) between Intuit Inc. (the “Company”), on the one hand, and Relational Investors LLC (“Relational”) and each of the other Persons (as defined below) set forth on the signature pages hereto (the “Relational Affiliates,” and together with Relational, the Relational Affiliates and the affiliates of each of the foregoing, the "Relational Group”), on the other hand, with respect to the matters set forth below:
1.	The Company and the Relational Group agree that the nominees of the Board of Directors of the Company (the “Board”) to stand for election at the Company’s 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”) shall be Christopher W. Brody, William V. Campbell, Scott D. Cook, Diane B. Greene, Michael R. Hallman, Edward A. Kangas, Suzanne Nora Johnson, Dennis D. Powell, Stratton D. Sclavos, Brad D. Smith and David H. Batchelder (“Mr. Batchelder”). The foregoing persons are referred to in this Agreement as the “2009 Nominees.”

2.	Relational agrees that automatically and without any additional action by any party hereto, upon the execution of this Agreement by the parties, Relational irrevocably withdraws, and shall be deemed to have irrevocably withdrawn, its nomination of candidates for election as directors of the Company set forth in its letter to the Company dated September 28, 2009.

3.	Promptly following his election to the Board at the 2009 Annual Meeting, Mr. Batchelder shall be appointed by the Board to serve as a member of the Acquisition Committee and the Compensation and Organizational Development Committee. As long as he continues to serve as a director of the Company in accordance with the provisions of this Agreement, the Company shall provide Mr. Batchelder with all written materials furnished to each committee of the Board.

4.	The members of the Relational Group and the Company shall publicly support and recommend that the Company’s shareholders vote for the election of each of the 2009 Nominees at the 2009 Annual Meeting. Each member of the Relational Group shall cause all Voting Securities that it is entitled to vote at the 2009 Annual Meeting (whether held of record or beneficially) to be present for quorum purposes and to be voted at the 2009 Annual Meeting in favor of the election of each of the 2009 Nominees.

5.	Subject to paragraph 6, the Relational Group agrees that, except as otherwise specifically provided in this Agreement, no member of the Relational Group shall in any way, directly or indirectly, from and after the date of this Agreement until the date that is 30 days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the Company’s 2011 Annual Meeting of Shareholders (the “2011 Annual Meeting”), (a) make, participate in or encourage any “solicitation” (as such term is used in the proxy rules of the Securities and Exchange Commission (the “SEC”)) of proxies or consents with respect to the election or removal of directors or any other matter or proposal or seek to advise, encourage or influence any Person with respect to the voting of any Voting Securities; (b) initiate, propose or otherwise “solicit” (as such term is used in the proxy rules of the SEC), directly or indirectly, shareholders of the Company for the approval of shareholder proposals, whether made pursuant to Rule 14a-8 or Rule 14a-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise, or cause or encourage any Person to initiate any such shareholder proposal; (c) seek election or appointment to, or representation on, or nominate or propose the nomination of any candidate to the Board, or seek the removal of any member of the Board; (d) form or join in a partnership, limited partnership, syndicate or other group, including, without limitation, a group as defined under Section 13(d) of the Exchange Act, with respect to any Voting Securities, or deposit any Voting Securities into a voting trust or subject any Voting Securities to any voting agreement, other than solely with other members of the Relational Group with respect to Voting Securities now or hereafter owned by them; (e) act alone or in concert with others to control or seek to control, or influence or seek to influence, the management, the Board or the policies of the Company; (f) with respect to the Company or the Voting Securities, (i) otherwise communicate with the Company’s shareholders or others pursuant to Rule 14a-1(l)(2)(iv) under the Exchange Act or (ii) participate in, or take any action pursuant to, any “shareholder access” proposal that may be adopted by the SEC, whether in accordance with proposed Rule 14a-11 or otherwise; or (g) acquire, offer or propose to acquire, or agree to acquire (except by way of stock dividends, stock splits, reverse stock splits or other distributions or offerings made available to holders of any Voting Securities generally), directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other group (as defined under Section 13(d) of the Exchange Act) or otherwise, any Voting Securities if as a result of such acquisition the members of the Relational Group would beneficially own in the aggregate in excess of 9.9% of the then outstanding Voting Securities.

6.	Notwithstanding anything to the contrary in this Agreement, in the event that the Board determines, in its sole discretion, not to renominate Mr. Batchelder for election as a director at the Company’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”), the Company will advise Relational and Mr. Batchelder of such determination in writing no later than 30 days prior to the last day of the notice period specified in the Company’s advance notice bylaw related to nominations of directors at the 2010 Annual Meeting, in which event the restrictions on the members of the Relational Group set forth in paragraph 5 shall immediately terminate.

7.	In the event that the Board determines, in its sole discretion, to renominate Mr. Batchelder as one of the Board’s nominees for election as a director at the 2010 Annual Meeting, the members of the Relational Group and the Company shall publicly support and recommend that the Company’s shareholders vote for the election of each of Board’s nominees for election as a director (the “2010 Nominees”) at the 2010 Annual Meeting. Each member of the Relational Group shall cause all Voting Securities that it is entitled to vote at the 2010 Annual Meeting (whether held of record or beneficially) to be present for quorum purposes and to be voted at the 2010 Annual Meeting in favor of the election of each of the 2010 Nominees.

8.	Until the date of the 2011 Annual Meeting, if Mr. Batchelder ceases to be a member of the Board for any reason after his election as a director, the Relational Group shall be entitled to designate another person (a “Successor Designee”) to serve as a director in place of Mr. Batchelder. Any Successor Designee must (a) be qualified to serve as a member of the Board under all applicable corporate governance policies or guidelines of the Company and the Board and applicable legal, regulatory and stock market requirements; (b) meet the independence requirements with respect to the Company of the listing rules of The NASDAQ Stock Market LLC or any successor thereto; and (c) be reasonably acceptable to the Board (including the Nominating and Governance Committee of the Board). Upon becoming a member of the Board, the Successor Designee shall succeed to all of the rights and privileges, and shall be bound by the terms and conditions, of Mr. Batchelder under this Agreement.

9.	Mr. Batchelder agrees to comply with all written policies, codes, rules and guidelines applicable to all members of the Board, including, without limitation, the Board’s Code of Ethics and the Company’s Code of Conduct & Ethics.

10.	Notwithstanding anything to the contrary in this Agreement, Mr. Batchelder, during the term of his service as a director of the Company, shall not be prohibited from acting in his capacity as a director and complying with his fiduciary duties as a director of the Company, all in accordance with the agreement set forth in paragraph 9.

11.	As soon as reasonably practicable following the execution of this Agreement, the Company and Relational will issue a joint press release in the form attached as Exhibit A (the “Press Release”). Neither the Company nor the Relational Group will make any public statements (including in any filing with the SEC, any other regulatory or governmental agency, or any stock exchange) that are inconsistent with, or otherwise contrary to, the statements in the Press Release.

12.	The Company and the Relational Group each acknowledge and agree that money damages would not be a sufficient remedy for any breach (or threatened breach) of this Agreement by it and that, in the event of any breach or threatened breach hereof, the non-breaching party shall be entitled to seek injunctive and other equitable relief, without proof of actual damages, that the breaching party shall not plead in defense thereto that there would be an adequate remedy at law, and that the breaching party agrees to waive any applicable right or requirement that a bond be posted by the non-

breaching party. Such remedies shall not be the exclusive remedies for a breach of this Agreement, but will be in addition to all other remedies available at law or in equity.
13.	All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served if (a) given by fax, when such fax is transmitted to the fax number set forth below and the appropriate confirmation is received, or (b) if given by any other means, when actually received during normal business hours at the address specified in this paragraph:
If to the Company:
Intuit Inc.
2700 Coast Avenue
Mountain View, CA 94043
Attn: Laura A. Fennell, Esq.
Senior Vice President, General Counsel and Corporate Secretary
Phone: (650) 944-3631
Fax: (866) 475-8607
With a copy (which shall not constitute notice) to:
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Attn: Daniel E. Stoller, Esq.
Richard J. Grossman, Esq.
Phone: (212) 735-3000
Fax: (212) 735-2000
If to the Relational Group:
Relational Investors LLC
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
Attn: Todd Leigh, CFA
Phone: (858) 704-3377
Fax: (858) 704-3347
With a copy (which shall not constitute notice) to:
Relational Investors LLC
12400 High Bluff Drive, Suite 600
San Diego, CA 92130
Attn: Kathleen M. Carney, Esq.
Phone: (858) 704-3423
Fax: (858) 704-3344

14.	As used in this Agreement, (a) the term “Person” shall be shall be interpreted broadly to include, among others, any individual, general or limited partnership, corporation, limited liability or unlimited liability company, joint venture, estate, trust, group, association or other entity of any kind or structure; (b) the term “affiliate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act and shall include Persons who become affiliates of any Person subsequent to the date of this Agreement; and (c) the term “Voting Securities” shall mean the shares of the Company’s common stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies.

15.	This Agreement may be executed by the parties hereto in separate counterparts (including by fax and .pdf), each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument.

16.	This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles. Each of the parties hereto (a) consents to the personal jurisdiction and venue in any action to enforce this Agreement in the federal or state courts located in Wilmington, Delaware; (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (c) agrees that it shall not bring any action relating to this Agreement in any court other than the federal or state courts located in Wilmington, Delaware; and (d) irrevocably waives the right to trial by jury.

17.	This Agreement constitutes the only agreement between the Relational Group and the Company with respect to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. This Agreement shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. No amendment, modification, supplement or waiver of any provision of this Agreement shall be effective unless it is in writing and signed by the party or parties hereto affected thereby, and then only in the specific instance and for the specific purpose stated therein. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

18.	If at any time after the date of this Agreement, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement.

19.	This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other Persons.

20.	Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed this Agreement with the advice of such counsel. Each party hereto and its counsel cooperated and participated in the drafting and preparation of this Agreement, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party hereto that drafted or prepared it is of no application and is hereby expressly waived by each of the parties, and any controversy over interpretations of this Agreement shall be decided without regard to events of drafting or preparation.
[Execution page follows.]

Very truly yours, INTUIT INC.
By:	/s/ BRAD D. SMITH
	Name:	Brad D. Smith
	Title:	President and CEO, Intuit Inc.

Confirmed and agreed to as of the date first written above:

RELATIONAL INVESTORS LLC

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL FUND PARTNERS, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL COAST PARTNERS, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RH FUND 1, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS III, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RH FUND 4, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RH FUND 6, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS VIII, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS IX, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS X, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS XV, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS XVI, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS ALPHA FUND I, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS XX, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS XXII, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

RELATIONAL INVESTORS XXIII, L.P.

By:	/s/ DAVID H. BATCHELDER Name:
Title:

DAVID H. BATCHELDER

/s/ DAVID H. BATCHELDER

RALPH V. WHITWORTH

/s/ RALPH V. WHITWORTH

JOHN A. SULLIVAN

/s/ JOHN A. SULLIVAN